SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUND

Deutsche LifeCompass 2030 Fund

The fund’s Board of Trustees has given approval to proposals by Deutsche Investment Management Americas Inc. (“DIMA”), the fund’s advisor, to (i) enter into an Amended and Restated Investment Management Agreement (the “New IMA”); and (ii) adopt a policy on appointing and replacing affiliated sub‐advisors and amending sub‐advisory agreements with affiliated sub‐advisors (the “sub‐advisor approval policy”). Under the New IMA, DIMA will be paid a management fee by the fund at the following rates: (a) 0.10% of the fund’s average daily net assets invested in exchange‐traded funds and mutual funds; and (b) 0.55% of the fund’s average daily net assets not covered in (a) above. DIMA does not currently receive a management fee for managing the fund but does receive fees as investment advisor to underlying Deutsche funds.

Both proposals will be submitted for approval by shareholders at a Shareholder Meeting to be held in the third quarter of 2015. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive (i) a proxy statement describing the proposed New IMA, the sub‐advisor approval policy and the Board’s considerations in recommending that shareholders approve the proposals; and (ii) a proxy card and instructions on how to submit a vote.

If the New IMA is approved by shareholders, it will become effective on or about August 17, 2015, at which time the following changes would be implemented. If the New IMA is not approved by shareholders, then the fund will continue to operate as it does currently and the Board will take such action, if any, it considers to be in the best interests of the fund.

Subject to shareholder approval of the New IMA, the following changes will be effective on or about August 17, 2015:

Deutsche LifeCompass 2030 Fund will be renamed Deutsche Multi‐Asset Moderate Allocation Fund.

The following information replaces the existing disclosure contained in the ”INVESTMENT OBJECTIVE” section within the summary section and the “FUND DETAILS” section of the fund’s prospectus.

The fund seeks to maximize total return.

The following information replaces the existing disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary section and the “FUND DETAILS” section of the fund’s prospectus.

Main investments. The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).

Investments may be made in Deutsche funds (i.e., mutual funds, exchange‐traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in securities and derivatives. The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. Deutsche funds and other funds and ETFs in which the fund may invest are referred to as “underlying funds.” The fund’s allocations among direct investments and underlying funds will vary over time. The fund may be appropriate for investors seeking total return consistent with moderate levels of overall risk.

Under normal market conditions, the fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities. The fund may also allocate up to 20% of fund assets in alternative asset classes in place of either fixed income or equity allocations. Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the fund’s assets.

April 2, 2015
PROSTKR-481

The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend‐paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation‐indexed bonds, mortgage‐ and asset‐backed securities and ETFs. The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).

Management process. Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to a fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

The fund may invest in underlying funds that are Deutsche mutual funds or exchange-traded funds, as well as unaffiliated mutual funds and exchange-traded funds. Other Deutsche funds in which the fund may invest from time to time may include (1) series of db-X Exchange-Traded Funds Inc., which are managed by DBX Strategic Advisors LLC; and (2) series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc., DBX Strategic Advisors LLC and DBX Advisors LLC are all subsidiaries of Deutsche Bank AG.

Derivatives. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns. In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio. Portfolio management generally may also use commodity‐linked derivatives to gain exposure to commodities. Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non‐hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following information replaces similar disclosure contained in the “Management Fee” section within the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus.

Management Fee. The Advisor receives a management fee from the fund at the following rates: (a) 0.10% of the fund’s average daily net assets invested in exchange‐traded funds and mutual funds; (b) and 0.55% of the fund’s average daily net assets not covered in (a) above. The Advisor also receives fees as investment advisor to each underlying Deutsche fund.

Please Retain This Supplement for Future Reference

April 2, 2015
PROSTKR-481